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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 17, 2004

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        West Virginia                     0-30665                55-0773918
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520
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ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.              Description

                  The following exhibit is furnished pursuant to Item 12, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and shall not be incorporated by reference into any filing by CNB Financial Services, Inc. under the Securities Act of 1933, as amended, ("Securities Act") or the Exchange Act.

99.1                     Press release issued May 17, 2004


ITEMS 9 AND 12.          REGULATION FD DISCLOSURE, RESULTS OF OPERATIONS
                         AND FINANCIAL CONDITION

                  (i) Exhibit 99.1 consists of a copy of the press release issued May 17, 2004 reporting results for the quarter ended March 31, 2004.

                  This information is also being furnished pursuant to Item 12 - Results of Operation and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of
                  Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CNB FINANCIAL SERVICES, INC.


                                           By:  /s/ Thomas F. Rokisky
                                                ---------------------
                                                   Thomas F. Rokisky
                                                    President/CEO


Date:  May 17, 2004